UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K filed on January 8, 2010, February 12, 2010, March 4, 2010, March 11, 2010, and March 25, 2010, we, through G&E Healthcare REIT II Sartell MOB, LLC, our wholly owned subsidiary, or G&E Healthcare REIT II Sartell MOB, entered into a real estate purchase agreement and escrow instructions on January 7, 2010, or the Purchase Agreement, and four amendments to the Purchase Agreement on February 8, 2010, March 1, 2010, March 5, 2010 and March 19, 2010, respectively, with Stingray Properties, LLC, an unaffiliated third party, or the Seller, and Crystal Blue Properties, LLC, Sylvan Holdings, LLC and Dr. Samir Elghor, also unaffiliated third parties, or collectively, the Seller Guarantor, and First American Title Insurance Company, for the purchase of the Center for Neurosurgery and Spine, located in Sartell, Minnesota, or the Center for Neurosurgery and Spine property for a purchase price of $6,500,000, plus closing costs.

On March 31, 2010, we, through G&E Healthcare REIT II Sartell MOB, acquired the Center for Neurosurgery and Spine property from the Seller for a purchase price of $6,500,000, plus closing costs. We purchased the property by taking title subject to the Seller’s secured loan with Wells Fargo Bank, N.A., or the Lender, in the amount of $4,000,000, which has an outstanding principal balance of $3,341,000. We financed the remaining balance of the purchase price using cash proceeds from our initial public offering. In connection with the acquisition, we paid an acquisition fee of $179,000, or 2.75% of the purchase price, Grubb & Ellis Equity Advisor, LLC, the managing member of our advisor, Grubb & Ellis Healthcare II Advisors, LLC. Additionally, pursuant to a separate agreement to which we were not a party, in connection with the acquisition of the Center for Neurosurgery and Spine property, the Seller paid a real estate broker of Grubb & Ellis Company, which serves as our sponsor, $130,000, or 2.0% of the purchase price, as a commission for real estate brokerage services.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 31, 2009, we, through G&E Healthcare REIT II Sartell MOB, entered into a performance of loan obligations and indemnity agreement, a consent and assumption agreement, a subordination agreement, a replacement reserve agreement, a bill of sale, assignment and assumption of leases and contracts, a mortgage, security agreement, assignment of rents and leases and a modification of third party mortgage, security agreement, fixture financing statement and assignment of leases and rents with the Seller, the Seller Guarantor and the Lender, as applicable, or the Assumption Agreement, which has an outstanding principal balance of $3,341,000. Pursuant to the Assumption Agreement, the Lender consented to our acquisition of the Center for Neurosurgery and Spine property provided that we, among other things, perform and/or assume certain obligations of the Seller under an existing loan agreement entered into between the Seller, Seller Guarantor and the Lender, or the Existing Loan Agreement. In addition, any obligations not assumed by us pursuant to the Assumption Agreement, shall be retained and performed by the Seller or the Seller Guarantor, as applicable.

The Existing Loan Agreement is evidenced by a construction loan note in the original principal amount of $4,000,000, as amended, a construction term loan agreement, an interest rate master agreement, or the Interest Rate Swap Agreement, as amended by two separate confirmation agreements, and is secured by a third party mortgage security agreement, fixture financing statement and assignment of leases and rents. The terms of the Existing Loan Agreement as amended, modified, or supplemented by the terms the Assumption Agreement constitute our agreement with the Lender with respect to our particular obligations under the loan secured by the Center for Neurosurgery and Spine property, or the Loan Agreement.

The material terms of the Loan Agreement provide for: (i) monthly payments of principal and interest due on the 15th day of each month during the term of the loan made directly to the Lender; (ii) a maturity date of August 15, 2021; (iii) a fixed interest rate of 6.00% per annum pursuant to the terms of the Interest Rate Swap Agreement (as discussed below); (iv) a default interest rate of 4.00% per annum above the fixed interest rate of 6.00%; (v) a late fee of 5.0% of the past due payment amount for any payment not received within five days of the scheduled due date; (vi) our maintenance of a minimum occupancy rate at the Center for Neurosurgery and Spine property of no less than 60.0% as of the end of each year beginning December 31, 2010 until the loan is paid in full and either: (a) our maintenance of an occupancy of no less than 90.0% as of the end of each year beginning December 31, 2010 until the loan is paid in full; or (b) our payment and maintenance of $250,000 into an account to be held by the Lender for so long as such occupancy rate is less than 90.0%; (vii) an establishment of a replacement reserve fund for the funding of capital replacements throughout the loan term with an annual deposit made by us of $38,000, which commenced on March 31, 2010 and shall be payable thereafter within 30 days of the end of each fiscal year until the loan is paid in full; provided, however, that the annual deposit shall be reduced by an amount so that the balance of the fund at the time of deposit will not exceed $200,000; (viii) the creation of a second mortgage in the principal amount of $3,341,000, whereby we granted a security interest in the property to the Seller and all leases, rents, issues and profits are assigned to the Seller; (ix) a subordination of our security interest in the property to that of the Lender; (x) a cure period of 20 days following an event of default of the Loan Agreement, as defined therein; and (xi) an immediate acceleration of the principal balance due upon written request from the Seller that the Seller agrees to pay any swap termination amount, if any The Loan Agreement also contains additional covenants, representations, indemnities and warranties that are customary of a secured loan agreement for real estate.
The Interest Rate Swap Agreement

On March 31, 2010, we, through G&E Healthcare REIT II Sartell MOB, entered into a performance of loan obligations and indemnity agreement with the Seller, and the Seller Guarantor, whereby we agreed to assume and perform the terms under the Interest Rate Swap Agreement. The Existing Loan Agreement, as amended, and Interest Rate Swap Agreement, as amended, provided for a per annum interest rate equal to either: (i) LIBOR, plus 1.10%; or (ii) a fixed interest rate as set by a confirmation agreement executed between the Lender and the Seller thereafter. As a result of the amended and restated confirmation agreement, dated July 28, 2006, the loan effectively bears interest at a fixed interest rate of 6.00% per annum for the remaining term of the loan.

The material terms of the Loan Agreement, which include the Assumption Agreement, the Existing Loan Agreement and the Interest Rate Swap Agreement, are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.15 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 6, 2010, we issued a press release announcing the acquisition of the Center for Neurosurgery and Spine property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Performance of Loan Obligations and Indemnity Agreement between G&E Healthcare REIT II Sartell MOB, LLC, G&E Healthcare REIT II, Inc., Stingray Properties, LLC, Crystal Blue Properties, LLC, Sylvan Holdings, LLC, and Dr. Samir Elghor, dated March 31, 2010

10.2 Replacement Reserve Agreement between G&E Healthcare REIT II Sartell MOB, LLC and Wells Fargo Bank, N.A., dated March 31, 2010

10.3 Mortgage, Security Agreement and Assignment of Rents and Leases between G&E Healthcare REIT II Sartell MOB, LLC and Stingray Properties, LLC, dated March 31, 2010

10.4 Subordination Agreement (Mortgage) between G&E Healthcare REIT II Sartell MOB, LLC, Stingray Properties, LLC, and Wells Fargo Bank, N.A., dated March 31, 2010

10.5 Modification of Third-Party Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents, between ) G&E Healthcare REIT II Sartell MOB, LLC, and Wells Fargo Bank, N.A., dated March 31, 2010

10.6 Consent and Assumption Agreement between G&E Healthcare REIT II Sartell MOB, LLC, Stingray Properties, LLC, and Wells Fargo Bank, N.A., dated March 31, 2010

10.7 Bill of Sale, Assignment and Assumption of Leases and Contracts between G&E Healthcare REIT II Sartell MOB, LLC and Stingray Properties, LLC, dated March 31, 2010

10.8 Construction Loan Note of Stingray Properties, LLC in favor of Wells Fargo Bank, N.A., dated September 16, 2005

10.9 Construction Term Loan Agreement between Stingray Properties, LLC and Wells Fargo Bank, N.A., dated September 16, 2005

10.10 Note Modification Agreement between Stingray Properties, LLC, Crystal Blue Properties, LLC, Sylvan Holdings, LLC, Dr. Samir Elghor, Gary Verkinnes, Dr. Hector Ho, Dr. Jeffrey Gerdes, Ronald Berg and Wells Fargo Bank, N.A., dated July 1, 2006

10.11 Second Note Modification Agreement between Stingray Properties, LLC, Crystal Blue Properties, LLC, Sylvan Holdings, LLC, Dr. Samir Elghor, Gary Verkinnes, Dr. Hector Ho, Dr. Jeffrey Gerdes, Ronald Berg and Wells Fargo Bank, N.A., dated August 15, 2006

10.12 Interest Rate Master Agreement between Stingray Properties LLC and Wells Fargo Bank, N.A., dated August 26, 2005

10.13 Confirmation between Stingray Properties, LLC and Wells Fargo Bank, N.A., dated August 26, 2005

10.14 Amended and Restated Confirmation between Stingray Properties, LLC and Wells Fargo Bank, N.A., dated July 28, 2006

10.15 Third-Party Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents, between ) between Sylvan Holdings, LLC and Wells Fargo Bank, N.A., dated September 16, 2005

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated April 6, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

April 6, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Performance of Loan Obligations and Indemnity Agreement between G&E Healthcare REIT II Sartell MOB, LLC, G&E Healthcare REIT II, Inc., Stingray Properties, LLC, Crystal Blue Properties, LLC, Sylvan Holdings, LLC, and Dr. Samir Elghor, dated March 31, 2010
10.2	Replacement Reserve Agreement between G&E Healthcare REIT II Sartell MOB, LLC and Wells Fargo Bank, N.A., dated March 31, 2010
10.3	Mortgage, Security Agreement and Assignment of Rents and Leases between G&E Healthcare REIT II Sartell MOB, LLC and Stingray Properties, LLC, dated March 31, 2010
10.4	Subordination Agreement (Mortgage) between G&E Healthcare REIT II Sartell MOB, LLC, Stingray Properties, LLC, and Wells Fargo Bank, N.A., dated March 31, 2010
10.5	Modification of Third-Party Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents, between ) G&E Healthcare REIT II Sartell MOB, LLC, and Wells Fargo Bank, N.A., dated March 31, 2010
10.6	Consent and Assumption Agreement between G&E Healthcare REIT II Sartell MOB, LLC, Stingray Properties, LLC, and Wells Fargo Bank, N.A., dated March 31, 2010
10.7	Bill of Sale, Assignment and Assumption of Leases and Contracts between G&E Healthcare REIT II Sartell MOB, LLC and Stingray Properties, LLC, dated March 31, 2010
10.8	Construction Loan Note of Stingray Properties, LLC in favor of Wells Fargo Bank, N.A., dated September 16, 2005
10.9	Construction Term Loan Agreement between Stingray Properties, LLC and Wells Fargo Bank, N.A., dated September 16, 2005
10.10	Note Modification Agreement between Stingray Properties, LLC, Crystal Blue Properties, LLC, Sylvan Holdings, LLC, Dr. Samir Elghor, Gary Verkinnes, Dr. Hector Ho, Dr. Jeffrey Gerdes, Ronald Berg and Wells Fargo Bank, N.A., dated July 1, 2006
10.11	Second Note Modification Agreement between Stingray Properties, LLC, Crystal Blue Properties, LLC, Sylvan Holdings, LLC, Dr. Samir Elghor, Gary Verkinnes, Dr. Hector Ho, Dr. Jeffrey Gerdes, Ronald Berg and Wells Fargo Bank, N.A., dated August 15, 2006
10.12	Interest Rate Master Agreement between Stingray Properties LLC and Wells Fargo Bank, N.A., dated August 26, 2005
10.13	Confirmation between Stingray Properties, LLC and Wells Fargo Bank, N.A., dated August 26, 2005
10.14	Amended and Restated Confirmation between Stingray Properties, LLC and Wells Fargo Bank, N.A., dated July 28, 2006
10.15	Third-Party Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents, between ) between Sylvan Holdings, LLC and Wells Fargo Bank, N.A., dated September 16, 2005
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated April 6, 2010